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                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K


                           CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 4, 2002


                 STEWART & STEVENSON SERVICES, INC.
      (Exact name of registrant as specified in its charter)


            TEXAS                          0-8493                74-1051605
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


          2707 NORTH LOOP WEST
             HOUSTON, TEXAS                                        77008
(Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code:  (713) 868-7700


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Item 5.  OTHER EVENTS.

On December 4, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Fiscal 2002 Third Quarter Results.


Item 7.  EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED DECEMBER 4, 2002, TITLED STEWART & STEVENSON SERVICES REPORTS FISCAL THIRD QUARTER RESULTS.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        STEWART & STEVENSON SERVICES, INC.


Date:   December 4, 2002                By: /s/    John B. Simmons
                                            --------------------------------
                                            Name:  John B. Simmons
                                            Title: Vice President and Chief
                                                   Financial Officer

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EXHIBIT INDEX

Company Press Release dated December 4, 2002, titled Stewart & Stevenson Services Reports Fiscal Third Quarter Results.